U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): January 22, 2009

Commission File Number: 000-33193

SNRG CORPORATION
(Exact name of small business issuer as specified in its charter.)

Nevada	90-0082485
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1800 St James
Suite 306
Houston, TX  77056
(Address of principal executive offices)

(713) 961-3200
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective January 1, 2007 the client auditor relationship between SNRG Corporation (the “Company”) and Epstein Weber & Conover, PLC ("EWC") was terminated as EWC was acquired my a new firm that elected not to continue as the Company’s independent public accountant.  Effective January 5, 2009, the Company engaged Malone & Bailey, PC (“Malone & Bailey”), as its principal independent public accountant for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006. The appointment of the new independent public accountant was recommended, approved and ratified by the Company's Board of Directors, effective December 5, 2009.

EWC's report on the financial statements of the Company dated May 1 2006, for the fiscal year ended December 31, 2005 and for the period up to and including the date the relationship with EWC ceased, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  EWC did not produce audited financial statements for the Company for the fiscal years ended December 31, 2007 or December 31, 2006. The company intends to have the fiscal years ended December 31, 2007 and December 31, 2006 audited by Malone & Bailey ..

During the fiscal year ended December 31, 2005 and any subsequent interim period through the date the relationship with EWC ceased, there were no disagreements between EWC and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EWC would have caused EWC to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal year ended December 31, 2005, and any subsequent interim period through the date the relationship with EWC ceased.

The Company has authorized EWC to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that EWC review the disclosure, and EWC has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Malone & Bailey regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal year ended December 31, 2005 and any later interim period, including the interim period up to and including the date the relationship with EWC ceased. Malone & Bailey has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Malone & Bailey did not furnish a letter to the Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter from EWC Weber & Conover, PLC

* Attached hereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SNRG CORPORATION

/s/ D. Elroy Fimrite
D. Elroy Fimrite
President
January 22, 2009